Exhibit 99.1

Alcentra Capital Corporation Announces Stockholder Approval for Merger and

Announces Final Dividend Amount

NEW YORK — (BUSINESS WIRE) — January 30, 2020 — Alcentra Capital Corporation (“Alcentra Capital”) (NASDAQ: ABDC) today announced that over 98% of stockholders who voted at its special meeting of stockholders held on January 29, 2020 cast their votes in favor of the proposed merger (the “Merger”) with Crescent Capital BDC, Inc. (“Crescent BDC”), satisfying the stockholder approval requirements applicable to Alcentra Capital under applicable law and the merger agreement with Crescent BDC (the “Merger Agreement”). The final results will be available on a Current Report on Form 8-K to be filed by Alcentra Capital.

The transaction is expected to close on January 31, 2020, subject to the satisfaction of certain other customary closing conditions. The combined Crescent BDC’s common stock is expected to begin trading on The Nasdaq Global Market (“NASDAQ”) under the ticker symbol “CCAP” on February 3, 2020.

Alcentra Capital also today announced that the amount of its final dividend will be $0.80 per share, assuming the Merger with Crescent BDC closes on January 31, 2020. Pursuant to the Merger Agreement, Alcentra Capital’s final dividend will reduce the cash consideration of approximately $1.50 to be received by Alcentra Capital stockholders from Crescent BDC in the Merger on a dollar-for-dollar basis. In connection with the closing of the Merger, Alcentra Capital stockholders will also receive 0.4041 shares of Crescent BDC common stock and cash consideration of approximately $1.68 per share from Crescent BDC’s investment adviser, neither of which will be reduced by Alcentra Capital’s final dividend payment.

The final dividend will comprise an amount necessary to distribute all of Alcentra Capital’s undistributed net ordinary income and capital gains from its 2019 taxable year through the anticipated closing date of the Merger and is necessary to preserve Alcentra Capital’s regulated investment company tax treatment.

As previously announced, payment of Alcentra Capital’s final dividend is contingent upon the consummation of the Merger and will be paid on the closing date to the Company’s stockholders of record at the close of business on January 28, 2020 who continue to hold through the closing date.

Alcentra Capital’s dividend reinvestment plan (“DRIP”) will not apply to the final dividend. As a result, all participants under the DRIP will receive the final dividend in cash and not shares of Alcentra Capital common stock.

About Alcentra Capital

Alcentra Capital provides customized debt and equity financing solutions to middle-market companies, which Alcentra Capital generally defines as U.S. based companies having between $15.0 million and $75.0 million of EBITDA. Alcentra Capital’s investment objective is to provide attractive risk-adjusted returns by generating current income from its debt investments. Alcentra Capital seeks to partner with business owners, management teams and financial sponsors by providing customized financing for change of ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives.

Alcentra Capital, which is externally managed by Alcentra NY, LLC (“Alcentra NY”), is a closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. In addition, for tax purposes, Alcentra Capital has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code.

About Alcentra NY and BNY Alcentra Group Holdings

Alcentra NY, a registered investment adviser under the Investment Advisers Act of 1940, is a subsidiary of BNY Alcentra Group Holdings, Inc. (“Alcentra Group”). Founded in 2002, Alcentra Group is one of the world’s leading sub-investment grade credit asset managers focusing on the U.S. and European markets with $42 billion under management, as of December 31, 2019 (including accounts managed by Alcentra NY, Alcentra Ltd, and assets managed by Alcentra Group personnel for affiliates under dual officer arrangements). Strategies include senior loans, high yield bonds, direct lending, structured credit, distressed debt, and multi-strategy credit. Alcentra Group is a subsidiary of The Bank of New York Mellon Corporation and is headquartered in London, with offices in New York, Boston and San Francisco as well as representatives in Singapore and Hong Kong.

Contacts:

Alcentra Capital

Media

Ben Tanner

ben.tanner@bnymellon.com

212-635-867

Investors

Ellida McMillan, Chief Financial Officer

212-922-6644

Forward-Looking Statements

This communication contains “forward-looking” statements, including statements regarding the proposed transactions between Crescent BDC and Alcentra Capital pursuant to the Merger Agreement. All statements, other than historical facts, including statements regarding the expected timing of the closing of the proposed transactions; the ability of the parties to complete the proposed transactions considering the various closing conditions; the expected benefits of the proposed transactions such as improved operations, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of the combined company following completion of the proposed transactions; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) that one or more closing conditions to the proposed transactions, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transactions, or may require conditions, limitations or restrictions in connection with such approvals; (2) the risk that the mergers or other transactions contemplated by the Merger Agreement may not be completed in the time frame expected by Crescent BDC and Alcentra Capital or at all; (3) unexpected costs, charges or expenses resulting from the proposed transactions; (4) uncertainty of the expected financial performance of the combined company following completion of the proposed transactions; (5) uncertainty with respect to the trading levels of shares of the combined company’s common stock on NASDAQ; (6) failure to realize the anticipated benefits of the proposed transactions, including as a result of delay in completing the proposed transactions or integrating the businesses of Crescent BDC and Alcentra Capital; (7) the ability of the combined company to implement its business strategy; (8) difficulties and delays in achieving synergies and cost savings of the combined company; (9) inability to retain and hire key personnel; (10) the occurrence of any event that could give rise to termination of the Merger Agreement; (11) the risk that stockholder litigation in connection with the proposed transactions may affect the timing or occurrence of the contemplated Merger or result in significant costs of defense, indemnification and liability; (12) evolving legal, regulatory and tax regimes; (13) changes in laws or regulations or interpretations of current laws and regulations that would impact Crescent BDC’s classification as a business development company; and (14) changes in general economic and/or industry specific conditions. Some of these factors are enumerated in the filings Crescent BDC and Alcentra Capital have made with the Securities and Exchange Commission (the “SEC”), and are contained in the materials Crescent Reincorporation Sub, Inc. (“Crescent Capital Maryland BDC”), Crescent BDC and Alcentra Capital have filed with the SEC in connection with the proposed transactions under the Merger Agreement.

The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, none of Crescent Capital Maryland BDC, Crescent BDC and Alcentra Capital undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information or development, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.